UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2024

GROM SOCIAL ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Florida	001-40409	46-5542401
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2060 NW Boca Raton Blvd., Suite #6

Boca Raton, Florida 33431

(Address of principal executive offices)

Registrant’s telephone number, including area code: (561) 287-5776

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.001	GROM	The Nasdaq Capital Market
Warrants to purchase shares of Common Stock, par value $0.001 per share	GROMW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into Material Definitive Agreement.

Amendments to the November 2023 SPA and the Note

On March 11, 2024, Grom Social Enterprises, Inc., a Florida corporation (the “Company”), entered into a second amendment agreement (the “Second Amendment”) to the Securities Purchase Agreement originally dated November 9, 2023 and previously amended on November 20, 2023 (the “First Amendment”, and together with the Second Amendment, the “November 2023 SPA”) with Generating Alpha Ltd., a Saint Kitts and Nevis Corporation (the “Investor”).

The Second Amendment amended the November 2023 SPA by (1) deleting Section 2.01(b) thereof in its entirety and replacing it with a new Section 2.01(b), pursuant to which the exercise price of each of Warrant A, which was issued by the Company at the First Closing, and Warrant C, which will be issued at the Second Closing, has been amended from $1.78 per share of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”), to $0.001 per share, and (2) inserting a new Section 6.10, pursuant to which the Company shall promptly effect a reverse stock split in the event that the closing price of the Common Stock falls below $0.25 per share for a period of five consecutive Trading Days.

In connection with the Second Amendment, the Company also entered into an amendment (the “First Note Amendment”) to the Convertible Promissory Note originally dated November 9, 2023 (together with the First Note Amendment, the “Note”) with the Investor, pursuant to which Section 1.1(a) of the Note was amended to add that in no event shall the Conversion Price (as defined in the Note) be less than $0.25.

March 2024 SPA

On March 11, 2024, the Company entered into a Securities Purchase Agreement (the “March 2024 SPA”) with the Investor, pursuant to which the Company has agreed to issue and sell to the Investor from time to time up to $25 million of Common Stock.

Pursuant to the March 2024 SPA, the Company may require the Investor to purchase shares of Common Stock by delivering Put Notices (as defined in the March 2024 SPA) to the Investor, subject to certain conditions set forth therein, at a purchase price of 85% of the lowest traded price of the Common Stock during the 10 Trading Days (as defined in the March 2024 SPA) immediately preceding the date 10 business days after the date the Put Shares (as defined in the March 2024 SPA) have been accepted and cleared by the Investor’s brokerage firm. The Company has agreed to issue to the Investor a commitment fee of a Common Stock Purchase Warrant (the “Warrant”) for 2,314,814 shares of Common Stock with an exercise price of $0.001 per share.

In connection with the March 2024 SPA, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Investor, pursuant to which the Company has agreed to use its commercially reasonable efforts to file a registration statement (the “Registration Statement”) with the SEC on a date no later than sixty (60) days following the date thereof and to have the Registration Statement declared effective by the SEC within thirty (30) calendar days, but no more than ninety (90) calendar days, after the Company has filed the Registration Statement.

Capitalized words and phrases not otherwise defined herein have the meanings assigned thereto in the November 2023 SPA, the Note, the March 2024 SPA, the Warrant, and the Registration Rights Agreement.

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The foregoing descriptions of the Second Amendment, the First Amendment, the November 2023 SPA, the First Note Amendment, the Note, the March 2024 SPA, the Warrant, and the Registration Rights Agreement are summaries only, do not purport to be complete, and are qualified in their entirety by reference to the full text of such documents. The Second Amendment, the First Note Amendment, the March 2024 SPA, the Warrant, and the Registration Rights Agreement are attached hereto as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4, and Exhibit 10.5, respectively, and are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Items 1.01 of this Current Report on Form 8-K with respect to the issuance of the shares of Common Stock and the Warrant (collectively, the “Securities”) is incorporated by reference into this Item 3.02. The Securities were issued pursuant to an exemption from the registration requirements under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. The Investor is an “accredited investor” as defined in Rule 501 under the Securities Act. Neither the Securities nor any shares of Common Stock issuable upon exercise of the Warrant have been registered under the Securities Act and thus such shares may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements of the Securities Act.

Cautionary Statements

This filing includes “forward-looking statements.” All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements. Actual results could vary significantly from those expressed or implied in such statements and are subject to a number of risks and uncertainties. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. The forward-looking statements involve risks and uncertainties that affect the Company’s operations, financial performance, and other factors as discussed in the Company’s filings with the SEC. Among the factors that could cause results to differ materially are those risks discussed in the periodic reports the Company files with the SEC. You are urged to carefully review and consider the cautionary statements and other disclosures made in those filings, specifically those under the heading “Risk Factors.” The Company does not undertake any duty to update any forward-looking statement except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Second Amendment to the November 2023 SPA, dated March 11, 2024, by and between Grom Social Enterprises, Inc. and Generating Alpha Ltd.
10.2	First Amendment to Convertible Promissory Note, dated March 11, 2024, issued in connection with the November 2023 SPA by and between Grom Social Enterprises, Inc. and Generating Alpha Ltd.
10.3	Securities Purchase Agreement, dated March 11, 2024, by and between Grom Social Enterprises, Inc. and Generating Alpha Ltd.
10.4	Common Stock Purchase Warrant, dated March 11, 2024, of Grom Social Enterprises, Inc. issued to Generating Alpha Ltd.
10.5	Registration Rights Agreement, dated March 11, 2024, by and between Grom Social Enterprises, Inc. and Generating Alpha Ltd.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROM SOCIAL ENTERPRISES, INC.

Date: March 15, 2024	By:	/s/ Darren Marks
Darren Marks Chief Executive Officer

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